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Exhibit 10.2

Execution Version

AMENDMENT NO. 1

        This AMENDMENT NO. 1 (the "Amendment") dated as of April 29, 2011 (the "Effective Date") is among Bonanza Creek Energy, Inc., a Delaware corporation ("Borrower"), the Lenders (as defined below), and BNP Paribas, as Administrative Agent and as Issuing Lender (as such terms are defined below).

RECITALS

        A.    The Borrower is party to that certain Credit Agreement dated as of March 29, 2011 (as may be amended, restated or otherwise modified from time to time, the "Credit Agreement") among the Borrower, the lenders party thereto from time to time (the "Lenders"), and BNP Paribas, as administrative agent (in such capacity, the "Administrative Agent") and as issuing lender (in such capacity, the "Issuing Lender"). Each capitalized term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

        B.    The Lenders wish to, subject to the terms and conditions of this Amendment, amend the Credit Agreement as provided herein.

        THEREFORE, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the Lenders hereby agree as follows:

        Section 1.    Defined Terms.    As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.

        Section 2.    Other Definitional Provisions.    Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words "hereof", "herein", and "hereunder" and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term "including" means "including, without limitation,". Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

        Section 3.    Amendment to Credit Agreement.    Section 5.06(a) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

        (a)   Annual Financials.    As soon as available but in any event not later than 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2010, (i) the unqualified audited annual Financial Statements for the Borrower accompanied by the related consolidating financial statements of each Subsidiary of the Borrower (provided that the consolidating statements will not be subject to a separate audit nor require notes), setting forth in comparative form the audited consolidated figures as of the end of and for the previous fiscal year, all prepared in conformity with GAAP consistently applied and all as audited by certified public accountants reasonably acceptable to the Administrative Agent and including any management letters delivered by such accountants to the Borrower in connection with such audit, (ii) a certificate of such accounting firm to the Administrative Agent and the Lenders stating that, in the course of the regular audit of the business of the Borrower and its consolidated Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, and (iii) a Compliance Certificate executed by a Responsible Officer of the Borrower; provided that, in respect of the fiscal year ending December 31, 2010 only, in lieu of the requirement of clause (i) and (ii) above, the Borrower shall deliver (A) not later than 150 days after the end of such fiscal year the audited consolidated balance sheet of the Borrower as of December 31, 2010, along with the corresponding certificate described in clause (ii) above, and (B) not later than 90 days after the end of such fiscal year the audited consolidated financial statements for Holmes Eastern Company, LLC and for Bonanza Creek Energy Company, LLC for the fiscal year ending December 31, 2010, together with the related consolidating financial statements of each Subsidiary of Bonanza Creek Energy Company, LLC for such fiscal year end (provided that the consolidating statements will not be subject to a separate audit nor require notes), as audited by certified public accountants reasonably acceptable to the Administrative Agent.

        Section 4.    Representations and Warranties.    The Borrower and each Guarantor represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate power and authority of such Person and have been duly authorized by appropriate corporate action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of such Person enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; (f) the Liens under the Security Instruments are valid and subsisting and secure Borrower's obligations under the Loan Documents; and (g) as to each Guarantor, it has no defenses to the enforcement of its Guaranty.

        Section 5.    Conditions to Effectiveness.

        (a)   This Amendment shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

            (i)  The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors and the Lenders.

           (ii)  No Default shall have occurred and be continuing as of the Effective Date.

          (iii)  The representations and warranties in this Amendment shall be true and correct in all material respects.

          (iv)  The Borrower shall have paid all costs and expenses which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement.

        Section 6.    Acknowledgments and Agreements.

        (a)   The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

        (b)   The Administrative Agent, the Issuing Lender and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender or any Lender to collect the full amounts owing to them under the Loan Documents.

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        (c)   Each of the Borrower, the Administrative Agent, the Issuing Lender and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement, as amended hereby, are not impaired in any respect by this Amendment.

        (d)   From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment.

        (e)   This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

        Section 7.    Reaffirmation of Guaranty.    Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under its Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations, as such Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantor in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

        Section 8.    Counterparts.    This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.

        Section 9.    Successors and Assigns.    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

        Section 10.    Invalidity.    In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

        Section 11.    Governing Law.    This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

        Section 12.    RELEASE.    THE BORROWER ACKNOWLEDGES THAT ON THE DATE HEREOF ALL OBLIGATIONS ARE PAYABLE WITHOUT DEFENSE, OFFSET, COUNTERCLAIM OR RECOUPMENT. IN ADDITION, EACH OF THE BORROWER, THE GUARANTORS AND EACH OF THEIR RESPECTIVE SUBSIDIARIES (FOR THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ASSIGNS, TRANSFEREES, OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS AND AGENTS) HEREBY RELEASES ANY AND ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES IT MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, THE ISSUING LENDER, ANY OF THE LENDERS, LEGAL COUNSEL TO THE ADMINISTRATIVE AGENT, THE ISSUING LENDER OR ANY OF THE LENDERS, CONSULTANTS HIRED BY ANY OF THE FOREGOING, OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS OR ASSIGNS OF ANY KIND OR NATURE ARISING OUT OF, RELATED TO, OR IN ANY WAY CONNECTED WITH, THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS, IN EACH CASE WHICH MAY HAVE ARISEN ON OR BEFORE THE DATE OF THIS AMENDMENT. EACH OF THE BORROWER, THE GUARANTORS AND THEIR RESPECTIVE

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SUBSIDIARIES HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AMENDMENT AND HAS CONFERRED WITH ITS COUNSEL AND ADVISORS REGARDING ITS CONTENT, INCLUDING THIS SECTION 12, AND IS FREELY AND VOLUNTARILY ENTERING INTO THIS AMENDMENT, AND HEREBY AGREES TO WAIVE ANY CLAIM THAT THE TERMS OF THIS AMENDMENT (INCLUDING, WITHOUT LIMITATION, THE RELEASES CONTAINED HEREIN) ARE INVALID OR OTHERWISE UNENFORCEABLE.

        Section 13.    Entire Agreement.    THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature pages follow]

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        EXECUTED effective as of the date first above written.

BORROWER:	BONANZA CREEK ENERGY, INC.
	By:	Michael R. Starzer President & Chief Executive Officer
GUARANTORS:
BONANZA CREEK ENERGY OPERATING COMPANY, LLC
By: Bonanza Creek Energy, Inc., its Manager
	By:	Michael R. Starzer President & Chief Executive Officer
BONANZA CREEK ENERGY RESOURCES, LLC
	By:	Michael R. Starzer President, Chief Executive Officer and Secretary
LIBERTY ENERGY COMPANY, LLC
	By:	Michael R. Starzer President
EL DORADO CREEK PIPELINE COMPANY, LLC
	By:	Michael R. Starzer President
BONANZA CREEK ENERGY MIDSTREAM, LLC
	By:	Michael R. Starzer President, Chief Executive Officer and Secretary
BONANZA CREEK ENERGY UPSTREAM LLC
	By:	Michael R. Starzer President, Chief Executive Officer and Secretary
HOLMES EASTERN COMPANY, LLC
	By:	Michael R. Starzer President and Secretary

ADMINISTRATIVE AGENT/ISSUING LENDER/LENDER:	BNP PARIBAS, as Administrative Agent, Issuing Lender, and a Lender
By:
Name:
Title:
By:
Name:
Title:

LENDER:	COMPASS BANK, as a Lender
By:
Name:
Title:

LENDER:	SOCIÉTÉ GÉNÉRALE, as a Lender
By:
Name:
Title:

LENDER:	CITIBANK, N.A., as a Lender
By:
Name:
Title:

LENDER:	UBS AG, STAMFORD BRANCH, as a Lender
By:
Name:
Title:

QuickLinks

  Exhibit 10.2
  Execution Version
AMENDMENT NO. 1
RECITALS